                                                                  EXHIBIT 99.11

                         CONSENT OF INDEPENDENT AUDITORS




The Trustees and Shareholders
Keystone Small Company Growth Fund II



         We consent to the use of our report dated June 28, 1996 incorporated by reference herein and to the references to our firm under the caption "Financial Highlights" in the Prospectus.



                                                KPMG PEAT MARWICK LLP

                                                /s/ KPMG Peat Marwick LLP



Boston, Massachusetts
December 9, 1996